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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  April 8, 1997


                     GLOBALSTAR TELECOMMUNICATIONS LIMITED
            (Exact name of registrant as specified in its charter)

Islands of Bermuda         0-25456                      13-3795510
(State or other            (Commission                 (IRS Employer
jurisdiction of            File Number)               Identification
incorporation)                                            Number)


              Cedar House, 41 Cedar Avenue, Hamilton, Bermuda HM 12
               (Address of principal executive offices) (Zip Code)


                        Registrant's telephone number,
                             including area code:
                                (441) 295-2244










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Item 5.  Other Events.

                  On April 8, 1997, the Board of Directors of Globalstar Telecommunications Limited (the "Company") voted to issue a stock dividend to shareholders consisting of one share of common stock for each outstanding share. The stock dividend will be paid on May 28, 1997 to shareholders of record as of May 12, 1997.





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GLOBALSTAR TELECOMMUNICATIONS
                                             LIMITED
                                              (Registrant)


Date: April 10, 1997                        By: /s/ Eric J. Zahler
                                               Eric J. Zahler
                                               Vice President and Secretary